ROWAN COMPANIES, INC. OFFSHORE RIG FLEET AND CONTRACT STATUS As of September 24, 2010

OFFSHORE RIGS							Contract Status
			Depth (feet)		Year in			Day Rate	Estimated
Name		Class	Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)
Cantilever Jack-up Rigs:
Rowan EXL IV		S116-E	350	35,000	2012	TBD	TBD	TBD	TBD	Rig is under construction with delivery expected in January 2012.
Joe Douglas		240-C	375	35,000	2011	Gulf of Mexico	TBD	TBD	TBD
Rig is under construction with delivery expected in September 2011. Received a commitment from McMoRan for one ultra deep gas well in Gulf of Mexico (approximately one year) at a day rate in the low 180's.

Rowan Norway	*	N-Class	400	35,000	2011	TBD	TBD	TBD	TBD	Rig previously named SKDP III. Rig is under construction with delivery expected in June 2011.
Rowan EXL III		S116-E	350	35,000	2011	Gulf of Mexico	TBD	TBD	TBD	Rig is under construction with delivery expected in February 2011.
										Received a commitment from McMoRan for one ultra deep gas well in Gulf of Mexico (approximately one year) at a day rate in the low 140's.

Rowan Stavanger	*	N-Class	400	35,000	2011	TBD	TBD	TBD	TBD	Rig previously named SKDP II. Rig is under construction with delivery expected in January 2011.
Rowan Viking	*	N-Class	400	35,000	2010	TBD	TBD	TBD	TBD	Rig previously named SKDP I. Rig is under construction with delivery expected in October 2010.
Rowan EXL II		S116-E	350	35,000	2010	Trinidad	BP Trinidad	Mid 130s	November 2013	Rig is expected to commence operations in late October 2010. Day rate reflects average rate over the contract period and includes amortization of contract mobilization/modification revenues.

Rowan EXL I		S116-E	350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	July 2011
Ralph Coffman		240-C	375	35,000	2009	Gulf of Mexico	McMoRan	Low 180s	December 2010
						Middle East	Saudi Aramco	Low 220s	June 2014	Rig is expected to depart GOM in early Q1 2011 and commence operations on three-year contract commencing in late Q2 2011.

J.P. Bussell		225-C	300	35,000	2008	Egypt	Shell	Low 180s	May 2011
Rowan-Mississippi		240-C	375	35,000	2008	Gulf of Mexico	McMoRan	Low 180s	December 2010
Hank Boswell		225-C	300	35,000	2006	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Keller		225-C	300	35,000	2005	Middle East	Saudi Aramco	Low 180s	May 2011
Scooter Yeargain		225-C	300	35,000	2004	Middle East	Saudi Aramco	Low 190s	March 2011
Bob Palmer		224-C	550	35,000	2003	Gulf of Mexico	Shipyard		October 2010	Rig was idle for 19 days during the month of August 2010. Rig entered the shipyard in mid September 2010 and is undergoing modifications for the Saudi Aramco work before departing the GOM in mid Q4 2010.

						Middle East	Saudi Aramco	Mid 270s	April 2014	Rig is expected to commence operations on three-year contract in early Q2 2011.
Rowan Gorilla VII		219-C	400	35,000	2002	North Sea	Shipyard		October 2010	Rig is in the shipyard undergoing upgrades for Apache. Rig was idle for eight days during the month of August 2010.

						North Sea	Apache	Low 180s	February 2012	Rig is expected to commence operations in late October 2010.
Rowan Gorilla VI		219-C	400	35,000	2000	North Sea	BG	Low 200s	July 2011
Rowan Gorilla V		219-C	400	35,000	1998	North Sea	Total	Low 160s	May 2011
								Low 180s	May 2012
								See comment	May 2013	Day rate at mutually agreed market rate between low 150s and mid 230s.
Rowan Gorilla IV		200-C	450	35,000	1986	Mexico	PEMEX	Low 110s	July 2011	The day rate reprices every three months based on an index of jack-up rates. The day rate reflects rig's repricing at the end of July 2010.

Rowan Gorilla III		200-C	450	30,000	1984	Eastern Canada	EnCana	Mid 280s	November 2010
Rowan Gorilla II		200-C	350	30,000	1984	Gulf of Mexico	Available			Rig completed 18-20 day contract for Helix ERT in late September 2010 at a day rate in the mid 80s.
										Rig is committed to NorthStar / ADTI for two wells (estimated 60 days) at a day rate in the low 100s.
										Rig is expected to commence operations in late September 2010.
Rowan-California		116-C	300	30,000	1983	Middle East	Wintershall	Mid 70s	June 2011
Cecil Provine		116-C	300	30,000	1982	Gulf of Mexico	Apache	Low 60s	November 2010
Gilbert Rowe		116-C	350	30,000	1981	Middle East	Maersk	Mid 70s	March 2011
Arch Rowan		116-C	350	30,000	1981	Middle East	Available			Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of August 2010.

Charles Rowan		116-C	350	30,000	1981	Middle East	Available			Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of August 2010.

Rowan-Paris		116-C	350	30,000	1980	Middle East	Maersk	Mid 70s	March 2011
Rowan-Middletown		116-C	350	30,000	1980	Middle East	Available			Rig is in the shipyard for general maintenance and upgrades and was in the shipyard during the month of August 2010.

Conventional Jack-up Rigs:
Rowan-Juneau		116	250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of August 2010.
Rowan-Alaska		84	350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of August 2010.
Rowan-Louisiana		84	350	30,000	1975	Gulf of Mexico	McMoRan	Mid 50s	December 2010	Rig was idle during the monthly of August 2010. Currently negotiating a standby day rate while rig is waiting on a permit.

"*" Denotes Keppel unit design currently under construction at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Revisions to Fleet Status Report Noted in Bold